Alliance Title

18831 Von Karman Avenue
Irvine, CA 92612
Phone No. (949) 724-4900; Fax No. (949) 724-4909

AMENDED / SUPPLEMENTAL - ESCROW INSTRUCTIONS

Brenda BurnettlBSB    Date: November 10, 2005
Manager     Escrow No.: 15083848-383-BSB

To: Alliance Title Company

Property Address: 3455 East Flamingo Road, Las Vegas. NV

The above numbered Escrow is hereby amended and/or supplemented as follows:

Escrow Holder is authorized and instructed to release the "early release" funds due Denver Fund I, LTD in the amount of $49,000.00, as mentioned in the amendment dated October 20, 2005, to Secured Diversified Investment, LTD upon receipt of this signed instruction.

At the successful close of escrow, escrow holder will credit back to Denver Fund said sum is the calculations of seller proceeds.

AS A MATTER OF RECORD ONLY, WITH WHICH ESCROW HOLDER IS NOT TO BE CONCERNED AND/OR LIABLE, THE FOLLOWING IS AN AGREEMENT BETWEEN THE PARTIES AND IS BEING ADDED TO THESE INSTRUCTIONS AS A MEMORANDUM ONLY TO THIS ESCROW.

In the event that this transaction does not close, and a forfeiture occurs, SDI agrees that the funds mentioned above belong to Denver Fund and as such, a modification of the management agreement of the subject property will be made so that out of owner's distribution of the cash flow, Denver Fund will be reimbursed for these funds before any distributions of cash flow will be made to SDI.

If the forfeiture occurs as above, SDI will additionally execute a 9% note to that effect, secured by the cash flows from the subject property. However, if the cash flows do not retire that debt, in no event will the obligation to repay Denver Fund extend beyond 1 year.

All other terms and conditions remain the same.

SELLERS:
Denver Fund I, LTD
By: Certified Property Advisors. LLC
General Partner          Secured Diversified Invest LTD

______________________________       /s/ J. Wallace  Nov. 10, 2005
By: Paul F. Winger, President      J. Wallace, C.E.O Date

Alliance Title

18831 Von Korman Avenue
Irvine, CA 92612
Phone No. (949) 724-4900; Fax No. (949) 724-4909

AMENDED 1 SUPPLEMENTAL - ESCROW INSTRUCTIONS

Brenda Burnett/me      Date: November 10, 2005
Manager      Escrow No.; 15083848-383-BSB

To: Alliance Title Company

Property Address: 3455 East Flamingo Road, Las Vegas, NV

The above numbered Escrow is hereby amended and/or supplemented as follows:

Escrow Holder is authorized and instructed to release the "early release" funds due Denver Fund I, LTD in the amount of $49,000.00, as mentioned in the amendment dated October 20, 2005, to Secured Diversified Investment, LTD upon receipt of this signed instruction.

At the successful close of escrow, escrow holder will credit back to Denver Fund said sum is the calculations of seller proceeds.

AS A MATTER OF RECORD ONLY. WITH WHICH ESCROW HOLDER IS NOT TO BE CONCERNED AND/OR LIABLE, THE FOLLOWING IS AN AGREEMENT BETWEEN THE PARTIES AND IS BEING ADDED TO THESE INSTRUCTIONS AS A MEMORANDUM ONLY TO THIS ESCROW.

In the event that this transaction does not close, and a forfeiture occurs, SDI agrees that the funds mentioned above belong to Denver Fund and as such, a modification of the management agreement of the subject property will be made so that out of owner's distribution of the cash flow, Denver Fund will be reimbursed for these funds before any distributions of cash flow will be made to SDI.

If the forfeiture occurs as above, SDI will additionally execute a 9% note to that effect, secured by the cash flows from the subject property. However, if the cash flows do not retire that debt, in no event will the obligation to repay Denver Fund extend beyond 1 year.

All other terms and conditions remain the same.

SELLERS:
Denver Fund I, LTD
By: Certified Property Advisors. LLC
General Partner     Secured Diversified Investment, LTD
LTD
/s/ Paul F. Winger, President 11/10/05
By: Paul F. Winger, President  Date   ____________________   ______
                                 Date